SMITH BARNEY MULTIPLE DISCIPLINE TRUST

Multiple Discipline Portfolio—All Cap Growth and Value

Multiple Discipline Portfolio—Large Cap Growth and Value

Multiple Discipline Portfolio—Global All Cap Growth and Value

Multiple Discipline Portfolio—Balanced All Cap Growth and Value

SUPPLEMENT DATED JULY 22, 2004

TO THE PROSPECTUS DATED APRIL 29, 2004

The section of the Prospectus entitled “Management–Recent Developments” is deleted and replaced with the following:

Citigroup has been notified by the Staff of the Securities and Exchange Commission (SEC) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (CAM), including its applicable investment advisory companies and Citicorp Trust Bank (CTB), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed SEC investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

FD